UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 14, 2011

METROPOLITAN HEALTH NETWORKS, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	001-32361	65-0635748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 510 Boca Raton, Fl.	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 805-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 14, 2011, Metropolitan Health Networks, Inc. (the "Company") held its 2011 Annual Meeting of Shareholders. At the 2011 Annual Meeting of Shareholders, the shareholders voted on (i) the election of seven director nominees (Proposal 1), (ii) the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011 (Proposal 2) (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2011 Annual Meeting of Shareholders (the “Proxy Statement”) (Proposal 3), (iv) the approval, on an advisory basis, of the frequency of votes on executive compensation (Proposal 4), and (v) the approval of an amendment to the Company’s Amended and Restated Omnibus Equity Compensation Plan to increase the number of shares of Common Stock reserved for issuance under such plan from 9,000,000 to 12,000,000 (Proposal 5). The results of the votes are set forth below.

Proposal 1

The shareholders voted in favor of the election of the following director nominees to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

	For	Withheld	Broker Non-Vote
Michael M. Earley	28,764,937	836,494	7,999,007
Michael Cahr	27,052,649	2,548,782	7,999,007
Richard A. Franco, Sr.	27,054,799	2,546,632	7,999,007
Casey Gunnell	28,773,356	828,075	7,999,007
Arthur D. Kowaloff	28,778,576	822,855	7,999,007
Mark Stolper	28,805,826	795,605	7,999,007
John S. Watts, Jr.	28,045,094	1,556,337	7,999,007

Proposal 2

The shareholders voted in favor of ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain	Broker Non-Vote
37,412,606	101,865	85,967	-

Proposal 3

The shareholders voted in favor of approving, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Vote
28,981,944	459,810	159,677	7,999,007

Proposal 4

The shareholders voted in favor of approving, on an advisory basis, a frequency of every year for a shareholder vote on executive compensation.

3 Years	2 Years	One Year	Abstain	Broker Non-Vote
11,690,623	3,382,107	14,440,491	88,210	7,999,007

Proposal 5

The shareholders voted in favor of approving the amendment to the Company’s Amended and Restated Omnibus Equity Compensation Plan to increase the number of shares of Common Stock reserved for issuance under such plan from 9,000,000 to 12,000,000.

For	Against	Abstain	Broker Non-Vote
14,938,658	14,469,661	193,112	7,999,007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN HEALTH NETWORKS, INC.

	By:	/s/ Roberto L. Palenzuela
Roberto L. Palenzuela
Secretary and General Counsel

Date: June 20, 2011